UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2024

NATIONAL BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, Virginia 24060
(Address of principal executive offices) (Zip Code)

(540) 951-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 1, 2024, National Bankshares, Inc. (the “Company”) completed its acquisition of Frontier Community Bank (“FCB”) by merger of FCB with and into The National Bank of Blacksburg (the “Bank”), the Company’s wholly-owned bank subsidiary (the “Merger”). The Merger was effected pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of January 23, 2024, by and among the Company, the Bank and FCB (the “Merger Agreement”).

Pursuant to the Merger Agreement, former holders of shares of FCB common stock had the right to elect to receive either $14.48 in cash or 0.4250 shares of the Company’s common stock for each share of FCB common stock held. Shareholder elections are subject to adjustment so that approximately 90% of the shares of FCB common stock are exchanged for the Company’s common stock and approximately 10% of the shares of FCB common stock are exchanged for cash. Each share of common stock of the Company outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On June 3, 2024, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 23, 2024, by and among National Bankshares, Inc., The National Bank of Blacksburg and Frontier Community Bank (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 24, 2024).

99.1	Press Release dated June 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date: June 3, 2024	By:	/s/ F. Brad Denardo
F. Brad Denardo
President and Chief Executive Officer

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